UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                        March 31, 2009 (March 31, 2009)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

     Delaware                   000-16299                    13-3054685
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 (State or other               (Commission                 (I.R.S. Employer
 jurisdiction of               File Number)               Identification No.)
  incorporation)

     700 Airport Blvd. Suite 300, Burlingame, CA                94010
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      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01 Other Events.

         ANTs software inc. (the "Company") will require additional time to file its Annual Report on Form 10-K for the fiscal year-ended December 31, 2008. The Company received an extension from March 16, 2009 until March 31, 2009 to allow its new auditor time to review certain transactions. The new auditor and the prior auditor now disagree on the original accounting treatment of convertible promissory notes issued during 2006 and 2007. The Company has informed the Securities and Exchange Commission of the situation and is working with both auditor firms to obtain interpretive guidance from the SEC's Office of Chief Accountant. This accounting matter relates only to non-cash items and primarily concerns non-cash interest expense on the income statement along with long-term debt and equity on the balance sheet. The Company is informed that after March 31, 2009, trading will continue in the Company's stock, but an "E" will be appended to the Company's trading symbol indicating that the Company is not current in its filings. The Company is working with the audit firms and the SEC to resolve this issue and file its 10-K as quickly as possible.

Pursuant to General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K is "furnished" and not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. References to the Company's website do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANTs software inc.



Date:   March 31, 2009       By:                   /s/   Joseph Kozak
                                           -------------------------------------
                                           Joseph Kozak
                                           Chairman and Chief Executive Officer